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                                                                    EXHIBIT 10.7

                  SECOND AMENDMENT AND WAIVER, dated as of March 15, 1999 (this "Amendment and Waiver"), to the Credit Agreement, dated as of April 17, 1998 (as amended by the First Amendment thereto, dated as of October 19, 1998, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Tom Brown, Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent").


                                   WITNESSETH:


                  WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Lenders agree to amend and waive the Consolidated Tangible Net Worth covenant of the Credit Agreement, and, upon this Amendment and Waiver becoming effective, the Lenders have agreed to such amendment and waiver upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

                  1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

                  2. Waiver to Subsection 6.1(a). The Lenders hereby waive compliance by the Borrower with the provisions of Subsection 6.1(a) of the Credit Agreement for the period of the fiscal quarter ending December 31, 1998, provided that the Consolidated Tangible Net Worth during such period is not less than $300,000,000.

                  3. Amendment to Subsection 6.1(a). Subsection 6.1(a) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and substituting in lieu thereof the following:

                           (a) Maintenance of Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth to be less than the sum, without duplication, of (i) $300,000,000, (ii) 50% of the Consolidated Net Income for each fiscal quarter of the Borrower ending after December 31, 1998 (so long as Consolidated Net Income is positive for the relevant period) and (iii) 50% of the Net Cash Proceeds of any primary offering (public or private) of equity securities consummated by the Borrower after the Effective Date.


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                  4. Effectiveness. This Amendment and Waiver shall become
effective on the date (the "Amendment and Waiver Effective Date") that the following conditions precedent have been satisfied:

                           (a) the Agent shall have received this Amendment and
Waiver executed and delivered by the Borrower and the Required Lenders; and

                           (b) the Agent shall have received, in form and
substance satisfactory to it, a written confirmation of the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of the Subsidiary Guarantor.

                  5. Representations and Warranties. After giving effect to this Amendment and Waiver, on the Amendment and Waiver Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement.

                  6. Miscellaneous. (a) Except as otherwise expressly modified by this Amendment and Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms.

                           (b) The Borrower shall pay the reasonable fees and
disbursements of counsel to the Agent incurred in connection with this Amendment and Waiver.

                           (c) This Amendment and Waiver may be executed by the
parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment and Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

                           (d) THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be executed and delivered by their duly authorized officers on the date first above written.


                                 TOM BROWN, INC.


                                 By:  /s/ William R. Granberry
                                    -------------------------------------------
                                    Name:  William R. Granberry
                                    Title: President



                                 THE CHASE MANHATTAN BANK,
                                   as Agent and as a Lender


                                 By:  /s/ Peter M. Ling
                                    -------------------------------------------
                                    Name:  Peter M. Ling
                                    Title: Vice President



                                 NATIONSBANK, N.A., as successor in merger
                                   with NationsBank of Texas, N.A.,
                                   as Co-Agent and as a Lender


                                 By:  /s/ Dale Wilson
                                    -------------------------------------------
                                    Name:  Dale Wilson
                                    Title: Sr. Vice President



                                 U.S. BANK NATIONAL ASSOCIATION,
                                   as a Lender


                                 By:  /s/ Charles S. Searle
                                    -------------------------------------------
                                    Name:  Charles S. Searle
                                    Title: Sr. Vice President